Exhibit 10.1

VIRGINIA BANKERS ASSOCIATION

MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN

FOR EXECUTIVES

(As Restated Effective January 1, 2017)

ARTICLE III
Employee Contributions

3.1	Deferred Compensation Election	5
3.2	Timing of Deferred Compensation Election	7
3.3	Crediting of Employee Deferral Contributions	8
3.4	Automatic Cancellation of Deferred Compensation Election upon Receipt of Hardship Withdrawal	8
3.5	Cancellation of Deferred Compensation Election upon Disability	8

ARTICLE IV
Employer Contributions

4.1	Employer Contribution Allocations	9
4.2	Employment Taxes	9

ARTICLE V
Deemed Earnings and Accounting

5.1	Fund Divisions	9
5.2	Participant Investment Directions	10
5.3	Crediting of Deemed Earnings	10
5.4	Subtractions from Deferral Account	11
5.5	Expenses Charged to Deferral Accounts	11
5.6	Equitable Adjustment in Case of Error or Omission	11
5.7	Statement of Benefits	11

ARTICLE VI
Vesting

6.1	Vesting in Employee Deferral Account and Predecessor Plan Account	11
6.2	Vesting in Employer Non-Elective Deferral Account	11
6.3	Vesting in Employer Matching Deferral Account	11
6.4	Forfeiture of Benefits	12
6.5	No Restoration of Forfeited Benefits	13

ARTICLE VII
Beneficiary Designation

7.1	Beneficiary Designation	13

ARTICLE VIII
Retirement Dates

8.1	Normal Retirement Date	14
8.2	Delayed Retirement Date	14
8.3	Early Retirement Date	14
8.4	Disability Retirement Date	14
8.5	Use of Retirement Date Definitions	14

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ARTICLE IX
Time and Form of Payment

9.1	Time of Payment	14
9.2	Form of Payment	15
9.3	Permissible Changes to Benefit Commencement Date and/or Form of Payment	16
9.4	Lump-Sum Payments and Periodic Installments	16
9.5	Permissible Cash Out by Lump-Sum Payment	17
9.6	Benefit Determination and Payment Procedure	17
9.7	Payments to Minors and Incompetents	17
9.8	Distribution of Benefit When Distributee Cannot Be Located	17

ARTICLE X
Withdrawals

10.1	Hardship Withdrawals	18
10.2	Distributions in the Event of Income Inclusion	18
10.3	No Other Withdrawals Permitted	18

ARTICLE XI
Claims Procedure

11.1	Initial Claim	19
11.2	Appeals	21
11.3	Time Calculation	23
11.4	Definitions	24
11.5	Authorized Representatives	24

ARTICLE XII
Funding

12.1	Funding	24
12.2	Use of Rabbi Trust Permitted	24

ARTICLE XIII
Plan Administrator

13.1	Appointment of Plan Administrator	25
13.2	Plan Sponsor as Plan Administrator	25
13.3	Procedure if a Committee	25
13.4	Action by Majority Vote if a Committee	25
13.5	Appointment of Successors	25
13.6	Duties and Responsibilities of Plan Administrator	25
13.7	Power and Authority	25
13.8	Availability of Records	26
13.9	No Action with Respect to Own Benefit	26

ARTICLE XIV
Amendment and Termination of Plan

14.1	Amendment or Termination of the Plan	26
14.2	Effect of Employer Merger, Consolidation, or Liquidation	26

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ARTICLE XV
Participation by Additional Employers

15.1	Adoption by Additional Employers	27
15.2	Termination Events with Respect to Employers Other Than the Plan Sponsor	27

ARTICLE XVI
Miscellaneous

16.1	Nonassignability	27
16.2	Right to Require Information and Reliance Thereon	27
16.3	Notices and Elections	28
16.4	Delegation of Authority	28
16.5	Service of Process	28
16.6	Governing Law	28
16.7	Binding Effect	28
16.8	Severability	28
16.9	No Effect on Employment Agreement	28
16.10	Gender and Number	28
16.11	Titles and Captions	28
16.12	Construction	28
16.13	Nonqualified Deferred Compensation Plan Omnibus Provision	29

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VIRGINIA BANKERS ASSOCIATION

MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN
FOR EXECUTIVES

(As Restated Effective January 1, 2017)

An employer desiring to adopt the Plan should complete the necessary information in the Adoption Agreement. Any plan restatement using the form of this Model Non-Qualified Deferred Compensation Plan affects amounts that were deferred or that became vested on or after January 1, 2005. The terms of this document are effective January 1, 2017. Unless otherwise elected in Option 3(b)(2)(C) of the Adoption Agreement, all amounts deferred and vested prior to January 1, 2005 remain subject to the terms of the plan document as in effect on December 31, 2004.

The Virginia Bankers Association cannot guarantee that any Plan adopted by an employer will be deemed to satisfy, or will actually satisfy, the requirements of the Internal Revenue Code or ERISA applicable to non-qualified "top-hat" deferred compensation plans. Employers considering the use of the Plan must recognize that neither the Virginia Bankers Association nor its affiliates or any of their employees or representatives can give any legal advice as to the acceptability or application of the Plan in any particular situation, and that employers should consult their own attorney for such advice. The establishment, operation, and the related tax consequences of the adoption and maintenance of a non-qualified "top- hat" deferred compensation plan are the responsibilities of the employer and its own legal counsel.

ARTICLE I

Definition of Terms

The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

1.1           “Act”: The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

1.2           “Administrator”: The Plan Administrator named and serving in accordance with ARTICLE XIII hereof, and any successor or additional Administrator appointed and serving in accordance herewith, all as selected in Option 2(b) of the Adoption Agreement or as appointed, resigned or removed by separate instrument attached thereto.

1.3           “Adoption Agreement”: The adoption agreement, and any amendment thereto, which sets forth certain elections and representations of the Plan Sponsor and any participating Employer and by execution of which the Plan Sponsor and any participating Employer adopt the Plan.

1.4           “Affiliate”: Each of the following business entities or other organizations (whether or not incorporated) which during the relevant period is treated (but only for the portion of the period so treated and for the purpose and to the extent required to be so treated) together with the Employer as a single employer pursuant to the following sections of the Code (as modified where applicable by Section 415(h) of the Code):

1.4(a)       Any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer, and

1.4(b)      Any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer.

1.5           “Beneficiary”: The person or persons designated by a Participant or otherwise entitled pursuant to ARTICLE VII to receive benefits under the Plan attributable to such Participant after the death of such Participant.

1.6            “Benefit Commencement Date”: The date or dates designated or provided for in Option 8(a) of the Adoption Agreement. Notwithstanding the foregoing, the Benefit Commencement Date for the Employer Non-Elective Deferral Account shall be the Participant’s Separation from Service. If earlier than any Benefit Commencement Date designated or elected, a Participant’s Benefit Commencement Date shall be the date such Participant is determined to be Disabled as that term is defined in subparagraph 8.4(b).

1.7           “Board”: The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees or Participants, in which event it shall mean the present and any succeeding Board of Directors of that Employer.

1.8           “Change in Control”: A change in the ownership, change in effective control, or change in the ownership of a substantial portion of the assets of the Plan Sponsor as defined in Treasury Regulation Section 1.409A-3(i)(5) or its successor or as otherwise defined as a special provision in Option 3(b)(3) of the Adoption Agreement.

1.9           “Code”: The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

1.10         “Compensation”: A Participant’s (a) annual base salary as more specifically designated in Option 4(a) of the Adoption Agreement (referred to as “Salary”) and (b) bonuses and incentive pay as more specifically designated in Option 4(a) of the Adoption Agreement (together, referred to as “Bonus”) including that portion of such compensation which is electively deferred under this Plan or any other plan of the Employer such as a 401(k) plan for such Plan Year or reduced pursuant to a salary reduction election permitted under Section 125 of the Code, but excluding any such compensation deferred from a prior period or any expense reimbursements, allowances, or benefits not normally paid in cash to the Participant.

1.11         “Deferral Account” or “Deferral Accounts”: The unfunded, bookkeeping account(s) maintained on the books of the Employer for each Participant which reflects his interest in amounts attributable to Deferral Contributions and the deemed earnings or losses thereon determined pursuant to paragraph 5.3, consisting of the following:

1.11(a)    “Employee Deferral Account”: The account or accounts attributable to Employee Deferral Contributions made pursuant to paragraph 3.1, subtractions pursuant to paragraph 5.4, and deemed earnings or losses thereon determined pursuant to paragraph 5.3. A separate accounting shall be made for Employee Deferral Contributions for each Plan Year and earnings attributable thereto.

1.11(b)    “Employer Deferral Account”: The account or accounts attributable to contributions made by the Employer, consisting of the following subaccounts, for which a separate accounting shall be made for each contribution type for each Plan Year and earnings attributable thereto:

(i)               “Employer Non-Elective Deferral Account”: The subaccount attributable to Employer Non-Elective Contributions made pursuant to Option 5(a) of the Adoption Agreement and paragraph 4.1 of the Plan and the earnings attributable thereto. If applicable, a subdivision of the Employer Non-Elective Deferral Account shall be maintained to reflect Employer Non-Elective Contributions and the earnings attributable thereto until such time as the subaccount becomes fully vested.

(ii)              “Employer Matching Deferral Account”: The subaccount attributable to Employer Matching Contributions made pursuant to Option 5(a) of the Adoption Agreement and paragraph 4.1 of the Plan and the earnings attributable thereto. If applicable, a subdivision of the Employer Matching Deferral Account shall be maintained to reflect Employer Matching Contributions and the earnings attributable thereto until such time as the subaccount becomes fully vested.

1.11(c) “Predecessor Plan Account”: The account or accounts attributable to any elective or non-elective deferral of remuneration by or on behalf of the Participant under any “top-hat” deferred compensation plan previously maintained by the Employer that is merged into or transferred to the Plan.

For purposes of this restatement of the Plan, unless elected in Option 3(b)(2)(C) of the Adoption Agreement, Deferral Accounts do not include accounts under the Plan attributable to amounts deferred and vested before January 1, 2005. Such accounts are considered grandfathered and are subject to the rules of Plan as in effect on December 31, 2004.

1.12         “Deferral Benefit”: The sum of the vested balances of Participant’s Deferral Accounts as of the most recent Valuation Date (or as otherwise provided herein).

1.13         “Deferred Compensation Election”: The election made by the Participant pursuant to paragraph 3.1 of the Plan.

1.14         “Deferral Contributions”: That portion of a Participant’s Compensation which is deferred under the Plan and/or the non-elective or matching contributions made under the Plan by the Employer.

1.15        “Effective Date of the Plan”: The date or dates specified in Option 3(a) (or in Option 1(f), in the case of an adopting Employer) of the Adoption Agreement.

1.16        “Effective Date of the Restatement of the Plan”: The date or dates specified in Option 3(b)(2) of the Adoption Agreement.

1.17        “Eligible Employee”: Any Employee included within the definition of Eligible Employee as more specifically designated in Option 4(b) of the Adoption Agreement; provided, however, in order to be an Eligible Employee, the Employee must be in the “highly compensated group”. The term “highly compensated group” means a select group of management or highly compensated employees as described and used in Sections 201(2), 301(a)(3), and 401(a)(1) of the Act.

1.18        “Employee”: Any individual employed in the service of the Employer as a common law employee of the Employer.

1.19        “Employer”: The Plan Sponsor and those Affiliates named in Option 1(f) of the Adoption Agreement as adopting the Plan, collectively, unless the context indicates otherwise.

1.20        “Fund”:

1.20(a)     If a Rabbi Trust is established and maintained for the Plan, that Rabbi Trust, which shall consist of the Fund divisions described in paragraph 5.1. Notwithstanding the foregoing, any reference to the Fund is intended only for purposes of providing a measurement of Deferral Benefits and Deferral Account balances and is not intended to segregate assets or identify assets that may or must be used to satisfy benefit liabilities under the Plan.

1.20(b)     If a Rabbi Trust is not established and maintained for the Plan, that separate bookkeeping account maintained by the Plan Sponsor to make deemed investments of Deferral Contributions, which shall consist of the Fund divisions described in paragraph 5.1.

1.21         “Participant”: An Eligible Employee or other person qualified to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof.

1.22         “Plan”: This document, including the Appendices hereto, as contained herein or duly amended all as adopted by the Plan Sponsor through the Adoption Agreement.

1.23         “Plan Sponsor”: The employer named in Option 1(a) of the Adoption Agreement.

1.24         “Plan Year”: The twelve consecutive month period commencing upon the first day of January of each year; provided, however, in the event that this is a Restated Plan which was maintained previously on the basis of a different plan year, the prior plan year and short plan year needed to effect the plan year change shall be as set forth in Option 4(c) of the Adoption Agreement.

1.25         “Rabbi Trust”: A trust fund described in paragraph 12.2 and established or maintained for the Plan.

1.26         “Restated Plan”: The Plan, if it is elected in Option 3(b)(2) of the Adoption Agreement that the Plan is adopted as an amendment or restatement of a “top-hat” deferred compensation plan previously maintained by the Employer.

1.27         “Section 409A”: Section 409A of the Code, including the regulations promulgated thereunder, and any other applicable published guidance of the Internal Revenue Service for Section 409A of the Code.

1.28         “Separation from Service”: The death, retirement or other Termination of Employment with the Employer and all Affiliates (whether or not the Affiliate is an adopting Employer) for reasons other than Disability as defined in subparagraph 8.4(b). For purposes hereof the employment relationship is treated as continuing intact while the individual is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six (6) months, so long as the individual’s right to reemployment is provided either by statute or by contract. If the period exceeds six (6) months and the individual’s right to reemployment is not provided by contract or statute, then the employment relationship is deemed to terminate on the first date immediately following such six-month period.

1.29         “Termination of Employment”: Facts and circumstances indicating a date beyond which the Employer does not intend for the Employee to provide more than insignificant services for the Employer (regardless of whether provided as an Employee or as an independent contractor) and Affiliates (whether or not the Affiliate is a participating Employer). For purposes hereof, whether any services are more than insignificant will be determined in accordance with the provisions of Section 409A. Unless otherwise stated in Option 3(b)(3) of the Adoption Agreement, if the level of bona fide service the Employee would perform after such date will permanently decrease to no more than twenty percent (20%) of the average level of bona fide service over the preceding thirty-six (36) months, such services shall be treated as insignificant and a Termination of Employment will be deemed to occur, unless facts and circumstances indicate that the Employee continues to be treated as an Employee for other purposes. With respect to a Participant who provides services for the Employer both as an Employee and a member of the Board, services as a member of the Board shall not be taken into account in determining whether a Participant has experienced a Separation from Service under this Plan.

1.30         “Trustee”: The person(s) serving from time to time as trustee of any Rabbi Trust.

1.31         “Valuation Date”: Each business day (based on the days the underlying investment funds are valued and transactions are effectuated in the applicable financial markets) of the Plan Year (which Valuation Date is sometimes referred to as a “daily” valuation date), or such other dates as the Administrator may designate from time to time.

1.32         “VBA Plan”: The Virginia Bankers Association Master Defined Contribution Plan and Trust.

ARTICLE II

Eligibility and Participation

2.1           Eligibility. Each Eligible Employee shall be eligible to participate in the Plan effective as provided for in Option 4(d) of the Adoption Agreement.

2.2           Notice Regarding Active Participation. The Administrator shall give notice of eligibility to each Eligible Employee.

2.3           Length of Participation. Each Eligible Employee shall automatically become a Participant upon his timely filing a Deferred Compensation Election or other election to participate and remain a Participant as long as he is entitled to future benefits under the terms of the Plan.

2.4           Termination of Active Participation. Subject to compliance with Section 409A and paragraphs 3.4 or 3.5, a Participant who is an active Participant for an applicable contribution election period (that is, the calendar year generally or the period for which Bonuses are determined, as applicable) shall cease to be an active Participant for the applicable year or period, as the case may be, if and when he ceases to be an Eligible Employee during the applicable year or period, in which case he may not again become an active Participant until a subsequent calendar year or period for which Bonuses are determined, as applicable. A leave of absence (whether paid or unpaid) which does not result in a Separation from Service shall not be considered cessation of status as an Eligible Employee for this purpose.

ARTICLE III

Employee Contributions

3.1           Deferred Compensation Election.

3.1(a)       Subject to the restrictions and conditions hereinafter provided, an Eligible Employee shall be entitled to elect to defer, as an Employee Deferral Contribution with respect to a Plan Year, an amount of his Compensation which is specified by and in accordance with his direction in his Deferred Compensation Election for such Plan Year. Any such election must be filed with the Administrator at the time required under paragraph 3.2.

3.1(b)      Deferred Compensation Elections shall be subject to the following rules:

(i)              A separate Deferred Compensation Election must be filed for each Plan Year;

(ii)             Each Deferred Compensation Election must specify the following:

(A)          The Plan Year to which it relates;

(B)           The amount or percentage of Compensation to be deferred;

(C)           The Compensation from which the Employee Deferral Contribution shall be withheld, if appropriate;

(D)           If Option 8(a)(2) of the Adoption Agreement is selected, the Benefit Commencement Date, which date (I) may be one of the dates permitted in Option 8(a)(2)(A) of the Adoption Agreement and (II) shall be irrevocable;

(E)           If permitted in Option 8(a)(2)(A)(vi), whether the Benefit Commencement Date shall be accelerated upon a Change in Control, if a Change in Control occurs prior to the Benefit Commencement Date otherwise elected;

(F)            If Option 8(b)(2) of the Adoption Agreement is selected, the form of payment (and if periodic installments are elected, the duration and frequency of the installments), which election shall be irrevocable; and

(G)           Such other information as the Administrator may require.

(iii)            A Participant shall have no unilateral right to change or terminate his Deferred Compensation Election once the annual filing deadline established by the Administrator has passed, which deadline shall be no later than the dates prescribed in paragraph 3.2.

(iv)           The Benefit Commencement Date and form of payment election made in the Deferred Compensation Election with respect to the Employee Deferral Account for any Plan Year shall also apply to each subdivision of the Employer Matching Deferral Account for the same Plan Year.

3.1(c)       Each Employee Deferral Contribution is intended to be an elective salary reduction amount which shall be deducted from a Participant’s Compensation otherwise payable to him for a Plan Year by way of Salary or Bonus. Unless otherwise approved by the Administrator:

(i)              Employee Deferral Contribution of Salary shall be withheld from annual salary on a pro rata basis throughout the Plan Year (or remainder of the Plan Year, in the case of an Eligible Employee who first becomes a Participant after the first day of the Plan Year or if the Effective Date of the Plan is after the first day of the Plan Year); and

(ii)             Unless otherwise specifically stated in the Deferred Compensation Election filed by the Participant, Employee Deferral Contributions of Bonus shall be withheld on a first dollar basis from the Bonus before any part is paid to the Participant. However, the Deferred Compensation Election filed by the Participant may, if permitted by the Administrator, provide that the Employee Deferral Contribution of Bonus be withheld after a threshold level of Bonus has been paid to the Participant in cash.

3.1(d)      Paired Plan. Notwithstanding any provision of the Plan to the contrary, if the Plan Sponsor has elected in Option 3(c) of the Adoption Agreement that this Plan is intended to be paired with a qualified deferred compensation plan (a “Paired Plan”), then the Employee Deferral Contribution and any associated Employer Matching Contribution for a Plan Year of a Participant who is also a participant in such Paired Plan shall be transferred to the Paired Plan by the Employer no later than March 15 following the Plan Year, subject to the following provisions:

(i)             The election to participate in a paired arrangement must be made in the Deferred Compensation Election for the Plan Year and shall be irrevocable.

(ii)            The amount of the Employee Deferral Contribution transferred shall not exceed the lesser of the limit with respect to elective deferrals under Section 402(g)(1)(A), (B) and (C) of the Code, taking into account catch-up contributions allowed under Section 414(v)(2)(B)(i) of the Code, or the amount of the elective deferral permitted after application of the actual deferral percentage limitation or any other applicable limitation in such Paired Plan.

(iii)           The amount of the Employer Matching Contribution transferred shall not exceed the lesser of the limit with respect to elective deferrals under Section 402(g)(1)(A), (B) and (C) imposed on the Paired Plan or the amount of matching contributions permitted after application of the actual contribution percentage limitation or any other applicable limitation in such Paired Plan.

3.1(e)       Employment taxes required to be withheld on any Employee Deferral Contributions shall be withheld from Compensation that is not being deferred in a manner determined by the Employer. However, if necessary, the Administrator may reduce the Employee Deferral Contribution as needed to comply with applicable employment tax withholding requirements.

3.2          Timing of Deferred Compensation Election.

3.2(a)       With respect to the Plan Year in which the Effective Date of the Plan or the effective date of coverage as described in Option 4(d) of the Adoption Agreement occurs (“first year of eligibility”), in order to make Employee Deferral Contributions with respect to such Plan Year, an Eligible Employee who is a newly Eligible Employee must file a Deferred Compensation Election with the Administrator within thirty (30) days of such Effective Date of the Plan or effective date of coverage. The Deferred Compensation Election shall be effective to defer Compensation for services performed in pay periods after the pay period in which it is filed. For this purpose:

(i)              Compensation based on a performance period (such as an annual bonus) is deemed earned ratably throughout the period for which earned.

(ii)             An Eligible Employee’s first year of eligibility is the year in which he first becomes eligible to participate in any account balance type deferred compensation plan, within the meaning of Section 409A, maintained by the Employer or any Affiliate.

(iii)            If all amounts owed an Employee from all account balance plans maintained by the Plan Sponsor and its Affiliates subject to Section 409A have been paid to the Employee and if the Employee has become ineligible to accrue further benefits, then if he thereafter becomes an Eligible Employee, the year in which he again becomes an Eligible Employee may be treated as his first year of eligibility.

(iv)            If a Participant is not an Eligible Employee for at least twenty-four (24) consecutive months, then if he thereafter becomes an Eligible Employee, the year in which he again becomes an Eligible Employee may be treated as his first year of eligibility.

3.2(b)      With respect to Plan Years beginning on or after the first year of eligibility, in order to make Employee Deferral Contributions of Salary with respect to such a Plan Year, an Eligible Employee must file a Deferred Compensation Election with the Administrator prior the annual filing deadline established by the Administrator, which deadline must be in the calendar year immediately preceding the year in which the Salary relates. The Deferred Compensation Election for Salary shall be effective as of the first day of the Plan Year in which the services that give rise to the Salary to be deferred are rendered.

3.2(c)      With respect to Plan Years beginning on or after the first year of eligibility, in order to make Employee Deferral Contributions of Bonus with respect to the Plan Year, an Eligible Employee must file a Deferred Compensation Election with the Administrator prior to the annual filing deadline established by the Administrator, which deadline must be in the calendar year or, if different and permitted by the Administrator (as evidenced by the applicable Deferred Compensation Election form) where the Bonus is earned on the basis of the Plan Sponsor’s fiscal year, the Plan Sponsor’s fiscal year immediately preceding the applicable year in which the period to which the Bonus relates commences.

3.2(d)       Notwithstanding subparagraph 3.2(c), if elected in Option 4(e) of the Adoption Agreement, the Administrator may permit a Deferred Compensation Election relating to a Bonus which is Performance-Based Compensation (within the meaning of Section 409A(a)(4)(B)(iii) of the Code) based on services performed over a period of at least twelve (12) consecutive months to be made prior to the annual filing deadline established by the Administrator, which deadline must be not later than six (6) months prior to the end of the period for which the Bonus is earned, so long as the Eligible Employee has been continuously employed by the Employer from the later of the date the performance criteria are established or the performance period begins through the date of the election. For this purpose, performance-based compensation must be based on pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months, provided the criteria are established in writing no later than ninety (90) days after the beginning of the period of service to which the Bonus and performance relate and the outcome is substantially uncertain at the time the performance criteria are established, as more specifically described in Treasury Regulation Section 1.409A-1(e).

3.3          Crediting of Employee Deferral Contributions. Employee Deferral Contributions shall be credited to an Employee Deferral Account as of the date an amount equal to each Employee Deferral Contribution is credited on the accounting records of the Plan as directed by the Administrator, which date shall be no later than the end of the calendar month following the month the Compensation from which such contribution is deducted would otherwise have been paid to the Participant and may be as soon as the date as of which the amount would otherwise have been paid to the Participant.

3.4          Automatic Cancellation of Deferred Compensation Election upon Receipt of Hardship Withdrawal.

3.4(a)       In the event of an Unforeseeable Emergency withdrawal (as described in paragraph 10.1), any Deferred Compensation Election shall be cancelled (rather than postponed or delayed) prospectively so that no further deferrals from Salary or Bonus shall be made during the remainder of the Plan Year in which the withdrawal occurred.

3.4(b)      In the event of a 401(k) hardship withdrawal, any Deferred Compensation Election shall be cancelled (rather than postponed or delayed) prospectively so that no further deferrals from Salary or Bonus shall be made during the remainder of the Plan Year in which the withdrawal occurred. Any Deferred Compensation Election for the succeeding Plan Year shall not be effective until the 401(k) required cancellation period ends.

3.4(c)       The Participant whose Deferred Compensation Election is cancelled pursuant to this paragraph must file a new Deferred Compensation Election in order to commence or recommence making deferrals under the Plan from his Salary or Bonus.

3.4(d)       For purposes hereof, the following terms have the following meanings:

(i)              A “401(k) hardship withdrawal” is a hardship withdrawal from any 401(k) Plan which requires a suspension of employee contributions and elective deferrals in order to satisfy the regulations under Section 401(k) of the Code.

(ii)             The “401(k) required cancellation period” means a six-month period (or other stated period in the applicable 401(k) Plan) during which employee contributions and elective deferrals must be suspended as a result of receipt of a 401(k) hardship withdrawal in order to satisfy the regulations under Section 401(k) of the Code.

(iii)            A “401(k) Plan” means any deferred compensation plan intended to meet the requirements of Section 401(k) of the Code and maintained by the Employer or any Affiliate.

3.5           Cancellation of Deferred Compensation Election upon Disability.

3.5(a)       If elected in Option 4(f) of the Adoption Agreement, in the event of Disability, any Deferred Compensation Election shall be cancelled (rather than postponed or delayed) prospectively so that no further deferrals from Salary or Bonus shall be made during the remainder of the Plan Year provided such cancellation occurs by the later of the end of the Participant’s taxable year or the fifteenth (15th) day of the third (3rd) month following the date the Participant incurs the Disability.

3.5(b)       For purposes hereof, “Disability” shall mean any medically determinable physical or mental impairment which results in the Participant’s inability to perform the duties of his position or any substantially similar position and can be expected to result in death or to last for a continuous period of not less than six (6) months. The determination of Disability shall be made by the Administrator, on the advice of one or more physicians appointed and approved by the Employer, and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant’s condition.

ARTICLE IV

Employer Contributions

4.1          Employer Contribution Allocations.

4.1(a)       If elected in Option 5(a)(2) of the Adoption Agreement, the Employer Non-Elective Contributions for each Plan Year shall be allocated to the Employer Non-Elective Deferral Accounts of Participants described in Option 5(a)(2) of the Adoption Agreement in the manner and as of the date set forth in Option 5(a)(2) of the Adoption Agreement.

4.1(b)       If elected in Option 5(a)(3) of the Adoption Agreement, the Employer Matching Contributions for each Plan Year shall be allocated to the Employer Matching Deferral Accounts of Participants described in Option 5(a)(3) of the Adoption Agreement in the manner and as of the date set forth in Option 5(a)(3) of the Adoption Agreement.

4.1(c)       Notwithstanding anything to the contrary herein, each Deferral Contribution of the Employer is not intended to be an actual contribution by the Employer, but rather is only a bookkeeping amount credited for benefit determination purposes under the Plan.

4.1(d)      The Employer may from time to time make a discretionary contribution to the Plan on behalf of one or a group of Participants. At the time the contribution is made the Employer will specify how such amounts are allocated among the Participants accounts and the timing of such allocation.

4.2          Employment Taxes. Employment taxes required to be withheld on any Employer Contributions shall be withheld from Compensation that is not being deferred in a manner determined by the Employer. However, if necessary, the Administrator may reduce the Employer Contributions needed to comply with applicable employment tax withholding requirements.

ARTICLE V

Deemed Earnings and Accounting

5.1          Fund Divisions.

5.1(a)     It is contemplated that the Fund will be considered to be held in divisions (sometimes referred to as “divisions of the Fund”, “Fund divisions” or “investments funds” herein) as hereinafter provided, and each Participant’s Deferral Benefit shall be subdivided to reflect its deemed interest in each Fund division.

5.1(b)      The Administrator shall establish from time to time the Fund divisions which shall be maintained in the Fund, which are designed to mirror the investment options available under the VBA Plan, to the extent legally practical, with alternate funds designated where collective investment funds may not be offered under a nonqualified plan.

5.1(c)       If the Plan Sponsor permits investment in a Company Stock Fund, the availability, restrictions, limitations, and special rules relating to such investment shall be established by the Plan Sponsor from time to time and communicated to Participants and to the Administrator.

5.2          Participant Investment Directions. The Deferral Benefit of a Participant in the Plan shall be divided or allocated to reflect the amount of each such Participant’s deemed interest in each Fund division as hereinafter provided for the purpose of determining the earnings or loss to be credited to his Deferral Account, but any such direction shall not give the Participant any right, title or interest in any specific asset or assets of the Fund.

5.2(a)       If and to the extent permitted in Option 10(a) of the Adoption Agreement, upon becoming a Participant without a contribution investment direction in force, a Participant may direct that future contributions and Deferral Account balances shall be invested in the funds available for directed investment as selected in Option 10(b) of the Adoption Agreement by filing an “investment direction” with the Administrator in accordance with the procedures established by the Administrator. The Administrator (or its designee) generally will process investment directions on a current basis after received, but shall not be obligated to process any investment directions on a retroactive basis.

5.2(b)      If or to the extent a Participant (or if deceased, his Beneficiary) has no investment direction in effect, his Deferral Accounts shall be invested in the default fund designated by the Administrator from time to time.

5.2(c)       The Administrator may, on a uniform and non-discriminatory basis from time to time, set or change the advance notice requirement for effecting investment directions, may limit the number of investment direction changes made in a Plan Year, may limit investment directions, if any, which can be made by telephone, electronically or through the internet, may impose blackout periods for changes, may temporarily or permanently suspend the offering of an investment fund, and generally may change any of the investment direction procedures or options from time to time and at any time.

5.3          Crediting of Deemed Earnings.

5.3(a)      As of each Valuation Date, there shall be credited to each Participant’s Deferral Account an amount representing deemed earnings or loss on the “valuation balance” of each such account in accordance with procedures adopted by the Administrator from time to time.

5.3(b)      Such deemed earnings or loss shall be determined as follows:

(i)              For periods during which a Fund is maintained and Plan benefits may be paid therefrom because the Plan Sponsor or any other Employer is not insolvent, such earnings or loss shall be based on the net investment rate of return or loss of the Fund division(s) in which the Participant’s Deferral Benefit under the Plan is considered invested for the period, determined separately for each Fund division and the portion of the Participant’s Deferred Benefit considered invested in each such Fund division, based on the Participant’s applicable or deemed investment directions pursuant to paragraph 5.2. The net investment rate of return or loss means earnings or loss (including valuation changes and charges for expenses) for the period of the Fund compared to the aggregate valuation balances sharing in those earnings or loss.

(ii)              For periods during which the Fund is not maintained or Plan benefits may not be paid therefrom because the Plan Sponsor or any other Employer is insolvent, such earnings or loss shall be based on an annual rate determined for each Plan Year and equal to the 1 year U.S. Treasury Rate as of the December 31 immediately preceding the Plan Year.

5.3(c)       Notwithstanding the other provisions of this ARTICLE V, whenever the Plan accounting is based on daily Valuation Dates, the valuation adjustments to Participants’ accounts shall be effected on such basis and subject to such rules and procedures as the Administrator may determine to reflect daily accounting.

5.4          Subtractions from Deferral Account. All distributions (including any withheld income or other taxes) and withdrawals shall be subtracted from a Participant’s Deferral Account and the applicable subdivision thereof when made.

5.5          Expenses Charged to Deferral Accounts. Notwithstanding any other provision of the Plan to the contrary, expenses incurred in the administration of the Plan and the Rabbi Trust may be charged to Deferral Accounts on either a pro rata basis or a per capita basis, and/or may be charged to the Deferral Account of the affected Participant(s) and Beneficiary(ies) (which term is intended to include any alternate payee(s)) on a usage basis (rather than to all Deferral Accounts), as directed by the Administrator. Without limiting the foregoing, some or all of the reasonable expenses attendant to the determinations needed with respect to and making of withdrawals, the calculation of benefits payable under different Plan distribution options and the distribution of Plan benefits may be charged directly to the Deferral Account of the affected Participant and Beneficiary, and different rules (i.e., pro rata, per capita, or direct charge to Deferral Accounts) may apply to different groupings of Participants and Beneficiaries.

5.6          Equitable Adjustment in Case of Error or Omission. Where an error or omission is discovered in the Deferral Account of a Participant, the Administrator shall be authorized to make such equitable adjustment as the Administrator deems appropriate.

5.7          Statement of Benefits. Within a reasonable time after the end of each calendar quarter and at the date a Participant’s Deferral Benefit or death benefit becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the benefit under the Plan.

ARTICLE VI

Vesting

6.1          Vesting in Employee Deferral Account and Predecessor Plan Account. A Participant’s rights to the balance in his Employee Deferral Account and, unless provided otherwise in Option 3(b)(3) of the Adoption Agreement, in his Predecessor Plan Account shall be fully vested and nonforfeitable at all times, and his Separation from Service shall not diminish the amount payable to the Participant or his Beneficiary.

6.2          Vesting in Employer Non-Elective Deferral Account. A Participant shall have a vested interest in a percentage of his Employer Non-Elective Deferral Account determined in accordance with the vesting provisions selected in Option 6(a)(1) of the Adoption Agreement.

6.3          Vesting in Employer Matching Deferral Account. A Participant shall have a vested interest in a percentage of his Employer Matching Deferral Account determined in accordance with the vesting provisions selected in Option 6(a)(2) of the Adoption Agreement.

6.4          Forfeiture of Benefits.

6.4(a)      Notwithstanding any contrary provision hereof, a Participant’s Employer Deferral Account shall be irrevocably forfeited upon the occurrence of any the following events (as defined in subparagraph 6.4(b)):

(i)              The Participant’s termination of employment with the Employer for “cause”;

(ii)             The Participant’s entering into “competition”, or his making an “unauthorized disclosure of confidential information”, after his termination of or retirement from employment with the Employer, in which case all payments to, or with respect to, the Participant shall cease and all payments made to the Participant or his Beneficiary under the Plan since the occurrence of such event of forfeiture shall be returned to the Employer (provided however, forfeiture shall not occur upon a Participant’s entering into competition following a Change in Control); or

(iii)            The discovery, after the Participant’s termination of or retirement from employment with Employer or death, of “cause” for his termination or of his “unauthorized disclosure of confidential information” prior to his termination, retirement or death, in which case all payments under the Plan to, or with respect to, the Participant shall cease and all payments previously made to the Participant or his Beneficiary under the Plan shall be returned to the Employer.

All determinations hereunder shall be made by the Administrator, in its sole and absolute discretion.

6.4(b)      For purposes of subparagraph 6.4(a):

(i)              “Cause” means the willful gross misconduct of the Participant which is materially injurious to the Employer or any Affiliate, including but not limited to the Participant’s knowingly or intentionally providing the Employer with materially false reports concerning the Participant’s business interests or employment-related activities, making materially false representations relied on by the Employer in furnishing information to shareholders and the Securities Exchange Commission, willfully concealing unauthorized material conflicts of interest in the discharge of duties owed by the Participant to the Employer, willfully causing a serious violation by the Employer of state or federal laws, theft or misappropriation of the assets of the Employer, or conviction of a felony (excluding traffic violations).

(ii)             “Competition” means engaging by the Participant, without the written consent of the Board or a person authorized thereby, in a business as a more than one percent (1%) stockholder, an officer, a director, an employee, a partner, an agent, a consultant, or any other individual or representative capacity (unless the Participant’s duties, responsibilities, and activities, including supervisory activities, for or on behalf of such business, are not related in any way to such “competitive activity”) if it involves:

(A)           Engaging in, or entering into services or providing advice pertaining to, any line of business that the Employer or any Affiliate actively conducts or develops in the same geographic area (generally, within a one hundred (100) mile radius of the Employer’s principal place of business), or

(B)           Employing or soliciting for employment any employees of the Employer or any Affiliate.

(iii)          “Unauthorized disclosure of confidential information” means the disclosure by the Participant, without the written consent of the Board or a person authorized thereby, to any person other than as required by law or court order, or other than to an authorized employee of the Employer or an Affiliate, or to a person to whom disclosure is necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Employer or an Affiliate (including, but not limited to, disclosure to the Employer’s or an Affiliate’s outside counsel, accountants or bankers of financial data properly requested by such persons and approved by an authorized officer of the Employer), any confidential information of the Employer or any Affiliate with respect to any of the products, services, customers, suppliers, marketing techniques, methods or future plans of the Employer or any Affiliate; provided, however, that:

(A)          Confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Participant) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Employer or any Affiliate; and

(B)           The Participant shall be allowed to disclose confidential information to his attorney solely for the purpose of ascertaining whether such information is confidential within the intent of the Plan, but only so long as the Participant both discloses to his attorney the provisions of this paragraph and agrees not to waive the attorney-client privilege with respect thereto.

6.5          No Restoration of Forfeited Benefits. There shall be no restoration of forfeited benefits.

ARTICLE VII

Beneficiary Designation

7.1          Beneficiary Designation.

7.1(a)       Each Participant shall be entitled to designate a Beneficiary to receive any unpaid Deferral Benefit hereunder by filing a designation in writing with the Administrator on the form provided for such purpose. Any Beneficiary designation shall be effective only if signed and dated by the Participant and delivered to the Administrator prior to the time of the Participant’s death. Any Beneficiary designation shall remain effective until changed or revoked hereunder.

7.1(b)       Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If multiple Beneficiaries are designated, absent any other provision by the Participant, those named or the survivor of them shall share equally in any amounts payable hereunder.

7.1(c)       A Beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Administrator.

7.1(d)       If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or cannot be located by the Administrator, then the Participant’s spouse or, if none, the executor or the administrator of his estate shall be deemed to be his Beneficiary.

7.1(e)       If a Beneficiary shall survive the Participant but die before the Participant’s remaining benefit under the Plan has been distributed, then, absent any other provision by the Participant, the unpaid balance thereof shall be distributed to the such other beneficiary named by the deceased Beneficiary to receive his interest or, if none, to the estate of the deceased Beneficiary.

ARTICLE VIII

Retirement Dates

8.1           Normal Retirement Date. The Normal Retirement Date designated in Option 7(a) of the Adoption Agreement.

8.2           Delayed Retirement Date. A Participant who continues in the active employment of the Employer beyond his Normal Retirement Date shall continue to participate in the Plan, and his Delayed Retirement Date shall be the first day of the calendar month coinciding with or next following the date of his Separation from Service.

8.3           Early Retirement Date. If elected in Option 7(b) of the Adoption Agreement, a Participant who has satisfied the age and service requirements selected in Option 7(b) of the Adoption Agreement may retire from the employment of the Employer prior to his Normal Retirement Date and his Early Retirement Date shall be the first day of the calendar month coinciding with or next following the date of such Separation from Service.

8.4           Disability Retirement Date.

8.4(a)     If elected in Option 7(c) of the Adoption Agreement, a Participant who, while an Eligible Employee, is totally and permanently disabled, as hereinafter determined, and who has satisfied the age and service requirements selected in Option 7(c) of the Adoption Agreement, may retire from the employment of the Employer prior to his Normal Retirement Date and his Disability Retirement Date shall be the first day of the calendar month coinciding with or next following the date as of which he is determined to be totally and permanently disabled.

8.4(b)     A Participant shall be totally and permanently disabled if the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. The determination of total and permanent disability shall be made by the Administrator, on the advice of one or more physicians appointed and approved by the Employer, and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant’s condition. A Participant shall be deemed disabled if determined to be totally disabled by the Social Security Administration.

8.5           Use of Retirement Date Definitions. Retirement Date definitions, other than Normal Retirement Date, are set forth in the Plan for the sole purpose of defining Participants entitled to share in Employer Contributions if elected in Option 5(a)(2)(B) or 5(a)(3)(B) of the Adoption Agreement.

ARTICLE IX

Time and Form of Payment

9.1           Time of Payment.

9.1(a)       A Participant’s Deferral Benefit, if any, shall become payable to the Participant, if then alive, on his Benefit Commencement Date.

(i)             The Benefit Commencement Date for the Employer Non-Elective Deferral Account shall be the Participant’s Separation from Service.

(ii)            If Option 8(a)(1) of the Adoption Agreement is selected, the Benefit Commencement Date for all other Deferral Accounts (excluding the Employer Non-Elective Deferral Account) shall be the first day of the calendar quarter next following the date selected in Option 8(a)(1) of the Adoption Agreement.

(iii)           If Option 8(a)(2) of the Adoption Agreement is selected, the Participant may select the Benefit Commencement Date for all other Deferral Accounts (excluding the Employer Non-Elective Deferral Account) within the guidelines set forth in Option 8(a)(2) of the Adoption Agreement. The Benefit Commencement Date for any subdivision of the Employer Matching Deferral Account related to a Plan Year shall be the same as that provided for or elected under the Plan for the subdivision of a Participant’s Employee Deferral Account related to the same Plan Year.

(iv)          In the absence of any valid Benefit Commencement Date election, payment will be made on the Participant’s Separation from Service.

9.1(b)      In the event of the Participant’s death before his Benefit Commencement Date, the Participant’s Deferral Benefit shall become payable to the Beneficiary on the first day of the calendar quarter following the date of the Participant’s death or as soon as practicable thereafter, but in no case later than December 31 of the first year following the year of the Participant’s death.

9.1(c)      Notwithstanding the foregoing provisions of this paragraph:

(i)            Payment to a Participant shall be delayed as required by Section 409A in the case of a Participant who, with respect to the Employer, is a “specified employee” of a corporation any stock of which is publicly traded on an established securities market or otherwise as provided in Section 409A(2)(B)(i) of the Code. For this purpose, specified employees shall be identified on the date and the identification shall be effective as provided in Option 4(g)(1) of the Adoption Agreement. The delayed payment requirement will be applied as provide in Option 4(g)(2) of the Adoption Agreement.

(ii)           Payment may be delayed for a reasonable period in the event the payment is not administratively practical due to events beyond the recipient’s control such as where the recipient is not competent to receive the benefit payment, there is a dispute as to amount due or the proper recipient of such benefit payment, additional time is needed to calculate the payment, or the payment would jeopardize the solvency of the Employer.

(iii)          Payment shall be delayed in the following circumstances:

(A)              Where the Administrator reasonably anticipates that a delay in payment is necessary to comply with Federal securities laws or other applicable laws; or

(B)               Where the Administrator reasonably determines that a delay is permissible for other events or conditions under applicable published guidance of the Internal Revenue Service for Section 409A;

provided that any payment delayed by operation of this clause (iii) will be made at the earliest date at which the Administrator reasonably anticipates that the payment will not be limited or will cease to be so delayed.

9.2           Form of Payment.

9.2(a)      Payment of any Employer Non-Elective Deferral Account will be made in a single lump sum.

9.2(b)      If Option 8(b)(1) of the Adoption Agreement is selected, a Participant shall be paid the Deferral Benefit (excluding the Employer Non-Elective Deferral Account), if any, to which he is entitled, commencing at the applicable time provided in paragraph 9.1, in the form selected in Option 8(b)(1) of the Adoption Agreement and, if applicable, over a period selected in Option 8(b)(1) of the Adoption Agreement.

9.2(c)      If Option 8(b)(2) of the Adoption Agreement is selected, a Participant shall be paid the Deferral Benefit (excluding the Employer Non-Elective Deferral Account), if any, to which he is entitled, commencing at the applicable time provided in paragraph 9.1, in the form selected by the Participant within the guidelines set forth in Option 8(b)(2) of the Adoption Agreement.

9.2(d)      If Option 8(c)(1) of the Adoption Agreement is selected, in the event of the Participant’s death before his Benefit Commencement Date, the Beneficiary shall be paid the Deferral Benefit (excluding the Employer Non-Elective Deferral Account), if any, to which he is entitled, commencing at the applicable time provided in paragraph 9.1, in the form selected in Option 8(c)(1) of the Adoption Agreement and, if applicable, over a period selected in Option 8(c)(1) of the Adoption Agreement.

9.2(e)      If Option 8(c)(2) of the Adoption Agreement is selected, in the event of the Participant’s death before his Benefit Commencement Date, the Beneficiary shall be paid the Deferral Benefit (excluding the Employer Non-Elective Deferral Account), if any, to which he is entitled, commencing at the applicable time provided in paragraph 9.1, in the form selected by the Participant within the guidelines set forth in Option 8(c)(2) of the Adoption Agreement.

9.2(f)       In the absence of any valid form of payment election, payment will be made in a single lump sum.

9.3          Permissible Changes to Benefit Commencement Date and/or Form of Payment. Any election of a Benefit Commencement Date applicable to a subdivision of a Deferral Account or a form of payment applicable to a subdivision of a Deferral Account may be changed only if the election to change: (a) is not effective until at least twelve (12)   months after the date filed, (b) delays the Benefit Commencement Date for at least five (5) years, and (c) is filed at least twelve (12) months before benefits would otherwise commence. Notwithstanding the above, the requirement to delay the Benefit Commencement Date for at least five (5) years in (b) above shall not apply in the case of any election to change a payment on account of Disability (as defined in paragraph 8.4(b)), death or Unforeseeable Emergency (as defined in paragraph 10.1). For purposes of changes to the time or form of payment, in the event a Participant elects to receive payment of his benefit in periodic installments, the installment payment as a whole will be treated as a single payment.

9.4           Lump-Sum Payments and Periodic Installments.

9.4(a)      If a lump-sum payment is permitted under the Plan, the amount of a lump-sum payment to or with respect to a Participant shall be determined by reference to the Deferral Benefit as of the last Valuation Date (or other time of valuation hereunder) immediately preceding the date of payment.

9.4(b)      If periodic installment payments are permitted under the Plan, the amount of each periodic installment payment shall be the lesser of:

(i)            The quotient obtained by dividing (A) the amount of such Participant’s vested Deferral Account held in the applicable subdivision, determined as though a lump-sum payment were being made as of the last Valuation Date of the calendar quarter preceding the date of payment of such installment, by (B) the number of installment payments then remaining to be made; or

(ii)          The amount of such vested Deferral Benefit at such time.

9.4(c)      In the event that a Participant who has begun to receive periodic installment payments again becomes an Employee of the Employer, his periodic installments shall continue regardless of his return to employment with the Employer.

9.5           Permissible Cash Out by Lump-Sum Payment. Notwithstanding the time and form of benefit payment provisions of paragraphs 9.1 and 9.2, a Participant’s vested Deferral Benefit may be cashed out in a lump-sum payment in an amount equal to the vested balance in the Participant’s Deferral Accounts if (a) the payment will constitute a payout of the Participant’s entire interest in this Plan and all similar arrangements that are treated as a single plan under Treasury Regulation Section 1.409A-1(c)(2); (b) the payment is made on or before the later of December 31 of the calendar year in which the Participant’s Separation from Service occurs, or the fifteenth (15th) day of the third (3rd) month following the Participant’s Separation from Service; and (iii) the payment of the entire vested Deferral Benefit is not over the limit set forth in Section 402(g) of the Code applicable to the Plan Year in which the cash out occurs.

9.6          Benefit Determination and Payment Procedure.

9.6(a)     The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or the Participant’s Beneficiary, in the event of the death of the Participant. The Administrator shall promptly notify the Employer and, where payments are to be made from a Rabbi Trust, the Trustee thereof of each such determination that benefit payments are due and provide to the Employer and, where applicable, such Trustee all other information necessary to allow the Employer or such Trustee, as the case may be, to carry out said determination, whereupon the Employer or such Trustee, as the case may be, shall pay such benefits in accordance with the Administrator’s determination.

9.6(b)     Benefit payments shall normally be made from the Fund to such payee(s), in such amounts, at such times and in such manner as the Administrator shall from time to time direct; provided, however, that the Employer may advance any payment due subject to a right of reimbursement from the Fund.

9.6(c)     Notwithstanding any other provision of the Plan, the Administrator shall delay any benefit payment (including any withdrawal pursuant to ARTICLE X) if in the Administrator’s judgment the payment would not be deductible under Section 162(m) of the Code and the delay will permit the deductibility of the payment, in which case the delayed payment shall be made as soon as it is possible to do so within the deduction limits of Section 162(m) of the Code but in no event later then the end of the Employer’s fiscal year in which the Employer or the Administrator reasonably anticipates, or should reasonable anticipate, that the payment would be deductible or, any earlier time required under Section 409A.

9.6(d)     The Employer or Trustee may deduct from payments under the Plan such reasonable amount as it shall deem necessary, based upon information provided by the Administrator upon which the payor may rely, to pay any federal, state, or local income, employment, or other taxes attributable to the payment or required to be withheld from the payment.

9.7           Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

9.8            Distribution of Benefit When Distributee Cannot Be Located. If any payment made under the Plan is returned unclaimed, the payor shall notify the Administrator and shall dispose of the payment as the Administrator shall direct. The Administrator shall make all reasonable attempts to determine the whereabouts of a Participant or Beneficiary entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer’s or the Administrator’s records. If the Administrator is unable to locate such a Participant or Beneficiary entitled to benefits hereunder, the Employer will issue a payment in the appropriate amount and in the name of the Participant or Beneficiary, and the Employer will retain such benefit payment on behalf of the Participant or Beneficiary, without any adjustment for interest or deemed earnings, subject to any applicable statute of escheats not preempted by the Act.

ARTICLE X

Withdrawals

10.1           Hardship Withdrawals. If permitted in Option 9(a) of the Adoption Agreement, in the event of any Unforeseeable Emergency and upon written request of the Participant (or, if subsequent to his death, his Beneficiary), the Administrator in its sole discretion may direct the payment in one lump sum to the Participant or his Beneficiary of all or any portion of the Participant’s vested Deferral Benefit which the Administrator determines is necessary to alleviate the financial need related to the Unforeseeable Emergency. For purposes hereof:

10.1(a)   An “Unforeseeable Emergency” means an unforeseeable emergency as defined in Section 409A and generally means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s Beneficiary, or the Participant’s dependent (as defined in Section 152 of the Code, without regard to Section 152(b)(1), (b)(2), and (d)(1)(B)) thereof); loss of the Participant’s or the Participant’s Beneficiary’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or Beneficiary.

10.1(b)   Examples of what may be considered an Unforeseeable Emergency include the imminent foreclosure of or eviction from the Participant’s or Participant’s Beneficiary’s primary residence, the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication, the need to pay for the funeral expenses of the Participant’s spouse, Beneficiary, or the Participant’s dependent (as defined in Section 152 of the Code, without regard to Section 152(b)(1), (b)(2), and (d)(1)(B)) thereof). Except as otherwise provided this subparagraph 10.1(b), the purchase of a home and the payment of college tuition are not Unforeseeable Emergencies.

10.1(c)   The existence of an Unforeseeable Emergency shall be determined by the Administrator on the basis of the facts and circumstances of each case.

10.1(d)   Distributions because of an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the need (which may include amounts necessary to pay any Federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from the distribution), taking in to account the potential that the need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s, to the extent the liquidation of such assets would not cause an Unforeseeable Emergency, or by cessation of deferrals under the Plan (if the Plan provides for cancellation of a Deferred Compensation Election upon a payment due to an Unforeseeable Emergency). The determination of amounts reasonably necessary to satisfy the need is not required to take into account any additional compensation that, due to the Unforeseeable Emergency, is available under another nonqualified deferred compensation plan but has not actually been paid, or that is available, due to the Unforeseeable Emergency, under another plan that would provide for deferred compensation except due to the application of the effective date provisions of Section 409A.

10.2          Distributions in the Event of Income Inclusion. If any portion of a Deferral Account under the Plan is required to be included in income by the Participant or Beneficiary prior to receipt due to a failure of the Plan to comply with the requirements of Section 409A, the Administrator may determine that such Participant shall receive a distribution from the Plan in an amount equal to the lesser of (a) the portion of the Deferral Account required to be included in income as a result of such failure or (b) the unpaid vested Deferral Account.

10.3           No Other Withdrawals Permitted. No withdrawals or other distributions shall be permitted except as provided in ARTICLE IX or this ARTICLE X.

ARTICLE XI

Claims Procedure

11.1          Initial Claim. A Participant or Beneficiary (the “claimant”) shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided or approved by the Administrator for such purpose. The Administrator (or a claims administrator appointed by the Administrator) shall give such claim due consideration and shall either approve or deny it in whole or in part. The following procedure shall apply:

11.1(a)   The Administrator (or a claims administrator appointed by the Administrator) may schedule and hold a hearing.

11.1(b)   If the claim is not a Disability Benefit Claim, within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail (postage prepaid) to the claimant or his duly authorized representative at the address shown on the claim form or such individual’s last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant’s claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant or his duly authorized representative within ninety (90) days after receipt of the claimant’s claim.

11.1(c)   If the claim is a Disability Benefit Claim, within forty-five (45) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual’s last known address. The aforesaid forty- five (45) day response period may be extended to seventy-five (75) days after receipt of the claimant’s claim if it is determined that such an extension is necessary due to matters beyond the control of the Plan and if written notice of the extension to seventy-five (75) days indicating the circumstances involved and the date by which a decision is expected to be made is furnished to the claimant or his duly authorized representative within forty-five (45) days after receipt of the claimant’s claim. Thereafter, the aforesaid seventy-five (75) day response period may be extended to one hundred five (105) days after receipt of the claimant’s claim if it is determined that such an extension is necessary due to matters beyond the control of the Plan and if written notice of the extension to one hundred five (105) days indicating the circumstances involved and the date by which a decision is expected to be made is furnished to the claimant or his duly authorized representative within seventy-five (75) days after receipt of the claimant’s claim. In the event of any such extension, the notice of extension shall specifically explain, to the extent applicable, the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the claimant shall be afforded at least forty-five (45) days within which to provide any specified information which is to be provided by the claimant.

11.1(d)  Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

(i)            Set forth a specific reason or reasons for the denial,

(ii)           Make reference to the specific provisions of the Plan document or other relevant documents, records or information on which the denial is based,

(iii)           Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary,

(iv)           Explain the Plan’s claim review procedures, including the time limits applicable to such procedures (which are generally contained in paragraph 11.2), and provide a statement of the claimant’s right to bring a civil action in state or federal court under Section 502(a) of the Act following an adverse determination on review of the claim denial,

(v)           In the case of a Disability Benefit Claim filed before January 1, 2018 (and thereafter if the final regulation published in 81 Fed. Reg. 92316 (Dec. 19, 2016) is not yet effective for claims filed as of such date):

(A)               If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either provide the specific rule, guideline, protocol or other similar criterion, or provide a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the claimant or his duly authorized representative upon request in writing, and

(B)                If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either provide an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or provide a statement that such explanation will be provided free of charge upon request in writing; and

(vi)          In the case of a Disability Benefit Claim filed on or after January 1, 2018 (to the extent the final regulation published in 81 Fed. Reg. 92316 (Dec. 19, 2016) is effective for claims filed on and after such date):

(A)               Provide a discussion of the decision, including an explanation of the basis for disagreeing with or not following: (1) the views, presented by the claimant to the Plan, of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (2) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the initial claim, without regard to whether the advice was relied upon in making the benefit determination, and (3) a disability determination regarding claimant, presented by claimant to the Plan, made by the Social Security Administration,

(B)               If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either provide an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or provide a statement that such explanation will be provided free of charge upon request in writing,

(C)               Either provide the specific internal rules, guidelines, protocols, standards or other similar criteria relied upon in making the adverse determination, or, alternatively, provide a statement that such rules, guidelines, protocols, standards or other similar criteria do not exist,

(D)               Provide a statement that reasonable access to and copies of, all documents, records and other information relevant to the claimant’s claim will be provided free of charge to the claimant or his duly authorized representative upon request in writing, and

(E)                Be provided in a culturally and linguistically appropriate manner as described in applicable regulations.

11.2           Appeals. A Participant or Beneficiary whose claim filed pursuant to paragraph 11.1 has been denied, in whole or in part, may, within sixty (60) days (or one hundred eighty (180) days in the case of a Disability Benefit Claim) following receipt of notice of such denial, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the following procedure shall apply:

11.2(a)   The Administrator (or a claims administrator appointed by the Administrator) may schedule and hold a hearing.

11.2(b)   The claimant or his duly authorized representative shall be provided the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits.

11.2(c)   The claimant or his duly authorized representative shall be provided, upon request in writing and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to such claim and may submit to the Administrator written comments, documents, records, and other information relating to such claim.

11.2(d)   The Administrator (or a claims administrator appointed by the Administrator) shall make a full and fair review of any denial of a claim for benefits, which shall include:

(i)            Taking into account all comments, documents, records, and other information submitted by the claimant or his duly authorized representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination,

(ii)           In the case of a Disability Benefit Claim filed before January 1, 2018 (and thereafter if the final regulation published in 81 Fed. Reg. 92316 (Dec. 19, 2016) is not yet effective for claims filed as of such date):

(A)              Providing for a review that does not afford deference to the initial claim denial and that is conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the claim denial that is the subject of the review, nor the subordinate of such individual,

(B)              In making its decision on a review of any claim denial that is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, consulting with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment,

(C)               Providing to the claimant or his authorized representative, either upon request in writing and free of charge or automatically, the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claim denial that is the subject of the review, without regard to whether the advice was relied upon in making the benefit determination, and

(D)              Ensuring that the health care professional engaged for purposes of a consultation under clause (iv)(B)(II) of this subparagraph shall be an individual who is neither an individual who was consulted in connection with the claim denial that is the subject of the review, nor the subordinate of any such individual,

(iii)          In the case of a Disability Benefit Claim filed on or after January 1, 2018 (to the extent the final regulation published in 81 Fed. Reg. 92316 (Dec. 19, 2016) is effective for claims filed on and after such date):

(A)             Provide that before the Plan can issue an adverse benefit determination on review, the Administrator shall provide the claimant, free of charge, with any new or additional evidence considered, relied upon, or generated by the Plan, insurer, or other person making the benefit determination (or at the direction of the Plan, insurer or such other person) in connection with the claim; such evidence must be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided under subparagraph 11.2(f) to give the claimant a reasonable opportunity to respond prior to that date; and

(B)              Provide that, before the Plan can issue an adverse benefit determination on review based on a new or additional rationale, the Administrator shall provide the claimant, free of charge, with the rationale; the rationale must be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided under subparagraph 11.2(f) to give the claimant a reasonable opportunity to respond prior to that date.

11.2(e)    If the claim is not a Disability Benefit Claim, the decision on review shall be issued promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant’s request for review, or one hundred twenty (120)  days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days indicating the special circumstances involved and the date by which a decision is expected to be made on review is furnished to the claimant or his duly authorized representative within sixty (60) days after the receipt of the claimant’s request for a review.

11.2(f)    If the claim is a Disability Benefit Claim, the decision on review shall be issued promptly, but no later than forty-five (45) days after receipt by the Administrator of the claimant’s request for review, or ninety (90) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to ninety (90) days indicating the special circumstances involved and the date by which a decision is expected to be made on review is furnished to the claimant or his duly authorized representative within forty-five (45) days after the receipt of the claimant’s request for a review.

11.2(g)   The decision on review shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 11.1 for notices of approval or denial of claims, shall be written in a manner calculated to be understood by the claimant and shall in the case of an adverse determination:

(i)	Include the specific reason or reasons for the adverse determination,

(ii)	Make reference to the specific provisions of the Plan on which the adverse determination is based,

(iii)	Include a statement that the claimant is entitled to receive, upon request in writing and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits,

(iv)	Include a statement of the claimant’s right to bring a civil action in state or federal court under Section 502(a) of the Act following the adverse determination on review,

(v)	In the case of a Disability Benefit Claim filed before January 1, 2018 (and thereafter if the final regulation published in 81 Fed. Reg. 92316 (Dec. 19, 2016) is not yet effective for claims filed as of such date):

(A)              If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either provide the specific rule, guideline, protocol or other similar criterion, or provide a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the claimant or his duly authorized representative upon request in writing,

(B)              If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either provide an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or provide a statement that such explanation will be provided free of charge upon request in writing, and

(vi)          In the case of a Disability Benefit Claim filed on or after January 1, 2018 (to the extent the final regulation published in 81 Fed. Reg. 92316 (Dec. 19, 2016) is effective for claims filed on and after such date):

(A)              Provide a discussion of the decision, including an explanation of the basis for disagreeing with or not following: (1) the views, presented by the claimant to the Plan, of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (2) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse determination review, without regard to whether the advice was relied upon in making the benefit determination, and (3) a disability determination regarding claimant, presented by claimant to the Plan, made by the Social Security Administration,

(B)               If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either provide an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or provide a statement that such explanation will be provided free of charge upon request in writing,

(C)               Either provide the specific internal rules, guidelines, protocols, standards or other similar criteria relied upon in making the adverse determination, or, alternatively, provide a statement that such rules, guidelines, protocols, standards or other similar criteria do not exist, and

(D)               Be provided in a culturally and linguistically appropriate manner as described in applicable regulations.

The Administrator’s decision made in good faith shall be final.

11.3          Time Calculation. The period of time within which a benefit determination initially or on review is required to be made shall begin at the time the claim or request for review is filed in accordance with the procedures of the Plan, without regard to whether all the information necessary to make a benefit determination accompanies the filing. In the event that a period of time is extended as permitted pursuant to this paragraph due to the failure of a claimant or his duly authorized representative to submit information necessary to decide a claim or review, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the claimant or his duly authorized representative until the date on which the claimant or his duly authorized representative responds to the request for additional information.

11.4          Definitions. For purposes of the Plan’s claims procedure:

11.4(a) A “Disability Benefit Claim” is a claim for a Plan benefit whose availability is conditioned on a determination of disability and where the Plan’s claim’s adjudicator must make a determination of disability in order to decide the claim. A claim is not a Disability Benefit Claim where the determination of disability is made by a party (other than the Plan’s claim’s adjudicator or other fiduciary) outside the Plan for purposes other than making a benefit determination under the Plan (such as a determination of disability by the Social Security Administration or under the Employer’s long term disability plan).

11.4(b) A document, record, or other information shall be considered “relevant” to a claimant’s claim if such document, record, or other information (i) was relied upon in making the benefit determination, (ii) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination, (iii) demonstrates compliance with the administrative processes and safeguards required in making the benefit determination, or (iv) in the case of a Disability Benefit Claim, constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant’s diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

11.5          Authorized Representatives. The Administrator may establish reasonable procedures for determining whether a person has been authorized to act on behalf of a claimant.

ARTICLE XII

Funding

12.1       Funding.

12.1(a)    The undertaking to pay benefits hereunder shall be an unfunded obligation payable solely from the general assets of the Employer and subject to the claims of the Employer’s creditors. The Deferral Accounts shall be maintained as book reserve accounts solely for accounting purposes.

12.1(b)   Except as provided in the Rabbi Trust established as permitted in paragraph 12.2, nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind or a fiduciary relationship between the Employer and the Participant or his Beneficiary or any other person. To the extent that any person acquires a right to receive payments from the Employer under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Employer.

12.1(c)   Where more than one Employer participates in the Plan, the funding and payment provisions hereof shall apply separately to each such Employer.

12.1(d)   The Plan Sponsor may in its discretion make the payment of any or all benefits under the Plan in lieu of payment by one or more Employer. Where the Plan Sponsor makes payments on behalf of other Employers, the Plan Sponsor may require contributions by participating Employers to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and or such basis as it may from time to time determine in order to defray the cost of benefits and administration of the Plan.

12.2       Use of Rabbi Trust Permitted. Notwithstanding any provision herein to the contrary, the Plan Sponsor may in its sole discretion elect to establish and fund a Rabbi Trust for the purpose of providing benefits under the Plan.

ARTICLE XIII

Plan Administrator

13.1           Appointment of Plan Administrator. The Plan Sponsor may appoint one or more persons to serve as the Plan Administrator (the “Administrator”) for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan and the Code. In the event more than one person is appointed, the persons shall form a committee for the purpose of functioning as the Administrator of the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Plan Sponsor, and may, by thirty (30) days prior written notice to the Plan Sponsor, terminate such appointment. The Plan Sponsor shall inform the Trustee of any such appointment or termination, and the Trustee may assume that any person appointed continues in office until notified of any change.

13.2          Plan Sponsor as Plan Administrator. In the event that no Administrator is appointed or in office pursuant to paragraph 13.1, the Plan Sponsor shall be the Administrator.

13.3          Procedure if a Committee. If the Administrator is a committee, it shall appoint from its members a Chair and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Plan Sponsor and the Trustee. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chair or Secretary, and the Trustee may assume that such committee, its Chair or Secretary are the persons who were last designated as such to them in writing by the Plan Sponsor or its Chair or Secretary.

13.4          Action by Majority Vote if a Committee. If the Administrator is a committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

13.5          Appointment of Successors. Upon the death, resignation or removal of a person serving as, or on a committee which is, the Administrator, the Employer may, but need not, appoint a successor.

13.6          Duties and Responsibilities of Plan Administrator. The Administrator shall have the following duties and responsibilities under the Plan:

13.6(a)   The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Plan, the Code, and the Act, the distribution thereof to Participants and their Beneficiaries and the filing thereof with the appropriate governmental officials and agencies.

13.6(b)   The Administrator shall maintain and retain necessary records respecting its administration of the Plan and matters upon which disclosure is required under the Plan, the Code, and the Act.

13.6(c)   The Administrator shall make any elections for the Plan required to be made by it under the Plan, the Code, and the Act.

13.7         Power and Authority.

13.7(a)   The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan imposed hereunder. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

13.7(b)   The Administrator shall exercise its power and authority in its discretion. The Administrator has the discretionary authority to construe the Plan, correct defects, supply omissions, or reconcile inconsistencies to the extent necessary to effectuate the Plan and such action shall be conclusive. It is intended that a court review of the Administrator’s exercise of its power and authority with respect to matters relating to claims for benefits by, and to eligibility for participation in and benefits of, Participants and Beneficiaries shall be made only on an arbitrary and capricious standard. Benefits under the Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them.

13.7(c)   The Administrator is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant’s or Beneficiary’s rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

13.8          Availability of Records. The Employer and the Trustee shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

13.9          No Action with Respect to Own Benefit. No Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.

ARTICLE XIV

Amendment and Termination of Plan

14.1           Amendment or Termination of the Plan.

14.1(a)   The Plan may be terminated at any time by the Board, subject to the restrictions imposed by and consistent with applicable provisions of Section 409A. The Plan may be amended in whole or in part from time to time by the Board effective as of any date specified, subject to the restrictions imposed by and consistent with applicable provisions of Section 409A. No amendment or termination shall operate to decrease a Participant’s vested Deferral Benefit as of the earlier of the date on which the amendment or termination is approved by the Board or the date on which an instrument of amendment or termination is signed on behalf of the Plan Sponsor. No amendment shall increase the Trustee’s duties or obligations or decrease its compensation unless contained in an amendment of, or document expressly pertaining to, the Rabbi Trust which includes the Trustee’s written consent or for which the Trustee’s written consent is separately obtained. Any such termination of or amendment to the Plan may provide for the acceleration of payment of benefits under the Plan to one or more Participants or Beneficiaries. Any such termination of or amendment to the Plan shall be in writing and shall be adopted pursuant to action by the Board (including pursuant to any standing authorization for any officer, director or committee to adopt amendments) in accordance with its applicable procedures, including where applicable by majority vote or consent in writing.

14.1(b)   In addition, and as an alternative, to amendment of the Plan by action of the Board, but subject to the limitations on amendment contained in subparagraph 14.1(a), the Administrator shall be and is hereby authorized to adopt on behalf of the Board and to execute any technical amendment or amendments to the Plan which in the opinion of counsel for the Plan Sponsor are required by law and are deemed advisable by the Administrator and to so adopt and execute any other discretionary amendment or amendments to the Plan which are deemed advisable by the Administrator so long as any such amendments do not, in view of the Administrator, materially affect the eligibility, vesting or benefit accrual or allocation provisions of the Plan.

14.1(c)   Termination of the Plan shall mean termination of active participation by Participants, but shall not mean immediate payment of all vested Deferral Benefits unless the Plan Sponsor so directs, subject to the restrictions imposed by and consistent with applicable provisions of Section 409A. On termination of the Plan, the Board of the Plan Sponsor may provide for the acceleration of payment of the vested Deferral Benefits of all affected Participants on such basis as it may direct.

14.2          Effect of Employer Merger, Consolidation, or Liquidation. Notwithstanding the foregoing provisions of this ARTICLE XIV, the merger or liquidation of any Employer into any other Employer or the consolidation of two (2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.

ARTICLE XV

Participation by Additional Employers

15.1          Adoption by Additional Employers. Any Affiliate of the Plan Sponsor may adopt the Plan with the consent of the Board of the Plan Sponsor and approval by its Board.

15.2           Termination Events with Respect to Employers Other Than the Plan Sponsor.

15.2(a) The Plan shall terminate with respect to any Employer other than the Plan Sponsor, and such Employer shall automatically cease to be a participating Employer in the Plan, upon the happening of any of the following events, subject to the restrictions imposed by and consistent with applicable provisions of Section 409A:

(i)            The Employer ceasing to be an Affiliate; or

(ii)           Action by the Board or Chief Executive Officer of the Plan Sponsor terminating an Employer’s participation in the Plan and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator and the former participating Employer.

15.2(b)   Termination of the Plan with respect to any Employer shall mean termination of active participation in the Plan of the Participants employed by such Employer, but shall not mean immediate payment of all vested Deferral Benefits with respect to the Employees of such Employer unless the Plan Sponsor so directs consistent with applicable provisions of Section 409A. On termination of the Plan with respect to any Employer, the Administrator may provide for the acceleration of payment of the vested Deferral Benefits of all affected Participants and Beneficiaries of that former participating Employer on such basis as it may direct.

ARTICLE XVI

Miscellaneous

16.1          Nonassignability. The interests of each Participant or Beneficiary under the Plan are not subject to claims of the Participant’s or Beneficiary’s creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be nonassignable and nontransferable and any attempt to assign or transfer any benefit hereunder shall be void ab initio.

16.2          Right to Require Information and Reliance Thereon. The Employer and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provision so the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

16.3         Notices and Elections.

16.3(a)    Except as provided in subparagraph 16.3(b), all notices required to be given in writing and all elections, consents, applications and the like required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice, election, consent or application by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election, consent or application.

16.3(b)   Subject to limitations under applicable provisions of the Code or the Act, the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consents, applications and/or other forms or communications by Participants and/or Beneficiaries, including but not limited to electronic transmissions through interactive on-line transmissions, e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

16.4          Delegation of Authority. Whenever the Plan Sponsor or any other Employer is permitted or required to perform any act, such act may be performed by its President or Chief Executive Officer or other person duly authorized by its President or Chief Executive Officer or the Board of the Employer.

16.5          Service of Process. The Administrator shall be the agent for service of process on the Plan.

16.6          Governing Law. The Plan shall be construed, enforced, and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law which preempts the same.

16.7          Binding Effect. The Plan shall be binding upon and inure to the benefit of the Employer, its successors and assigns, and the Participant and his Beneficiary (and their heirs, executors, administrators and legal representatives).

16.8          Severability. If any provision of the Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

16.9          No Effect on Employment Agreement. The Plan shall not be considered or construed to modify, amend, or supersede any employment or other agreement between the Employer and the Participant heretofore or hereafter entered into unless so specifically provided.

16.10        Gender and Number. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

16.11       Titles and Captions. Titles and captions and headings herein have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

16.12        Construction. The Plan and Fund are intended to be construed as a “plan which is unfunded and is maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees,” within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Act, and shall be interpreted and administered accordingly.

16.13       Nonqualified Deferred Compensation Plan Omnibus Provision.

16.13(a)  It is intended that any compensation, benefits or other remuneration which is provided pursuant to or in connection with the Plan which is considered to be nonqualified deferred compensation subject to Section 409A shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A to avoid a plan failure described in Section 409A(a)(1) of the Code, including without limitation, deferring payment until the occurrence of a specified payment event described in Section 409A(a)(2) of the Code and to avoid the unfavorable tax consequences provided therein for non-compliance, and that, notwithstanding any other provision thereof or document pertaining to any such compensation, benefit or other remuneration subject to the provisions of Section 409A, each provision of any plan, program or arrangement (including without limitation the Plan) relating to the provision of such compensation, benefit or other remuneration to or with respect to the Eligible Employee, shall be so construed and interpreted.

16.13(b) It is specifically intended that all elections, consents and modifications thereto under the Plan will comply with the requirements of Section 409A (including any transition or grandfather rules thereunder). The Administrator is authorized to adopt rules or regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply the requirements of Section 409A (including any transition or grandfather rules thereunder).

16.13(c) It is also intended that if any compensation, benefits or other remuneration which is provided pursuant to or in connection with the Plan is considered to be nonqualified deferred compensation subject to Section 409A but for being earned and vested as of December 31, 2004, then no material modification of the Plan after October 3, 2004 shall apply to such Plan benefits which are earned and vested as of December 31, 2004 unless such modification expressly so provides.

16.14(d) Notwithstanding the foregoing, the Participant, the Beneficiary, and any successor in interest shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on the Participant, the Beneficiary, or any successor in interest in connection with this Plan (including any taxes and penalties under Section 409A); and neither the Plan Sponsor, the Employer, the Administrator nor any Affiliate shall have any obligation to indemnify or otherwise hold the Participant, the Beneficiary, or any successor in interest harmless from any or all of such taxes or penalties.

September 1, 2017

NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR EXECUTIVES

(As Restated Effective January 1, 2018)
ADOPTION AGREEMENT

(Updated Form January 1, 2020)

This Adoption Agreement is the companion document that allows an employer to sponsor and adopt the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives (the “Plan”). Each Employer named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto.

In completing this Adoption Agreement, if additional space is required, insert additional sheets.

Adoption Agreement Contents

1.	EMPLOYER(S) ADOPTING PLAN.

(a) Name of Plan Sponsor: Village Bank and Trust Financial Corp	(b) Plan Sponsor’s Telephone Number: (804) 897-3900
(c) Address of Plan Sponsor: 13319 Midlothian Turnpike Midlothian, VA 23113	(d) Plan Sponsor’s EIN: 54-1896366
(e) Plan Sponsor’s Tax Year End: 12/31
(f)	Other Participating Employers Adopting the Plan:

☒	(1)	All Affiliates are automatically participating Employers in the Plan, except for the following:

☐	(2)	Each participating Employer is listed individually on the attachment captioned “List of Participating Employers,” which shall be updated as needed from time to time in compliance with ARTICLE XV of the basic plan document.

2.	GENERAL PLAN INFORMATION.

(a) Name of Plan:
VBA Executive's Non-Qualified Plan for Village Bank and Trust Financial Corp
(b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]
Village Bank & Trust Financial Corp

3.	STATUS OF PLAN AND EFFECTIVE DATE(S).

(a) Effective Date of Plan: The Effective Date of the Plan is	January	1	,	2009	.

(b) Plan Status. The adoption of the Plan through this Adoption Agreement is:

☐	(1)	Initial Establishment. The initial adoption and establishment of the Plan.

☒	(2)	Restated Plan. An amendment and restatement of the Plan (a Restated Plan).

(A)	Effective Date of this Restatement. The Effective Date of this Restatement is	January	1	,	2020	.

(B)	Prior Plan. The Plan was last maintained under document dated___________________ , _______ and was known as the _______
____________________________________________________________________________________________________
____________________________________________________________________________________________________
____________________________________________________________________________________________________
___________________________________________________________________________________________.

(C)	409A Transitional Provisions (grandfathering election):

☐	Election NOT to Grandfather Pre-January 1, 2005 Vested Balances. If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post-December 31, 2004 restatements.

If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005.

☒	(3)	Special or Other Transitional Provisions. [Use attachment if additional space is needed]

[Enter any special provisions including alternate definitions or other transitional provisions relating to any Predecessor Plan Account and the Plan as restated] See attachment

☐	(c)	If elected, this Plan is intended to be paired with a qualified cash or deferred arrangement as described in subparagraph 3.1(d) of the basic plan document.

If Elected – Name of the paired plan

2

4.	DEFINITIONS AND OTHER OPTIONAL PROVISIONS.

(a) Compensation Paragraph 1.10	Compensation is used throughout the basic plan document for different purposes. The following specific rules apply.

(1)		General Definition. The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows:

(A) Salary. Base salary and base wages subject to the following modifications or limitations:

[Consider whether to fix the date for determining Salary. Consider whether to revise to exclude reductions for 401(k) and cafeteria plan contributions. Other revisions may be desired.]

(B) Discretionary or Other Bonus. All discretionary or other Bonuses unless otherwise provided:

[List excluded bonus or incentive programs. The Plan Sponsor may elect a Special Deferral Election Period for Performance-Based Compensation.]

(2)		Specific Definitions. When used with respect to each type of contribution under the Plan, Compensation shall include:

(A) Employee Deferral Contributions. [Check all that apply]

☒ (a) Salary.

☒ (b) Bonuses.

☒ (c) Commissions

	☒ (d) Other.	401k refund
[Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises. Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

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(B) Employer Non-Elective Contributions. [Check all that apply]

☐ (a) Salary.

☐ (b) Bonuses.

☐ (c) Commissions

☐ (d) Other.
[Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises. Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

(C) Employer Matching Contributions. [Check all that apply]

☐ (a) Salary.

☐ (b) Bonuses.

☐ (c) Commissions

☐ (d) Other.
[Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises. Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

(b) Eligible Employee Paragraph 1.17	Eligible Employee shall mean only the following:

	☐	(1)	Determination by Board. Any individual who is designated as an Eligible Employee by resolution of the ☐ Plan Sponsor’s ☐ Employer’s Board. A copy of the resolution shall be attached to and incorporated by reference into the Plan.

	☐	(2)	Determination by CEO. Any individual who is designated in writing as an Eligible Employee by resolution of the ☐ Plan Sponsor’s ☐ Employer’s Chief Executive Officer. A copy of the Chief Executive Officer’s designation shall be attached to and incorporated by reference into the Plan.

	☐	(3)	Determined by Classification or Grade. Any individual who is classified under the Employer’s personnel practices and policies as employed in the following grades or classifications:

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[List executive classification to be included in plan coverage]

☒	(4)	Determined by Position or Title. Any individual who is employed in the following positions with the Employer:
All SVP and above; VP, as approved by the CEO

[List the executive positions to be included in plan coverage]

(c) Plan Year Paragraph 1.24	In the case of a Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on ____, ___and end on ________, _________, with the short Plan Year beginning on _____________, ______and ending on December 31, _______. Thereafter, the Plan Year shall be the 12-month period beginning each January 1.

(d) Effective Date of Coverage Paragraph 2.1	The effective date of coverage for an Eligible Employee shall be [Check one]

	☒	(1)	Immediate. The first day of the first payroll period beginning on or after the date the individual became an Eligible Employee.

	☐	(2)	Monthly. The first day of the first payroll period beginning on or after the first day of_______ [Complete with 1st, 2nd, or other] month next following the date the individual became an Eligible Employee.

	☐	(3)	Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Employee.

	☐	(4)	Annually. The first day of the Plan Year on or next following the date the individual became an Eligible Employee.

☐ (e) Special Election Period for Performance-Based Compensation Subparagraph 3.2(d)	If this Option is elected, the Plan Sponsor may permit Eligible Employees to make Deferred Compensation Elections with respect to Performance-Based Compensation prior to the annual filing deadline established by the Administrator which deadline shall be no later than six (6) months prior to the end of the period for which such Bonus is earned, as described in subparagraph 3.2(d) of the basic plan document.

	Otherwise, except for new participants, all Deferred Compensation Elections for all Bonuses must be made prior to the annual filing deadline established by the Administrator, which deadline shall be no later than the end of the calendar year or end of the Plan Sponsor’s fiscal year, immediately preceding the applicable year to which the Bonus relates.

5

In order to be Performance-Based Compensation, (i) the Bonus must be earned over a period of at least twelve (12) months, (ii) the Bonus must be based on pre- established organizational or individual performance criteria for which the outcome is substantially uncertain at the time of establishment, (iii) such criteria are established in writing no later than ninety (90) days after the beginning of the period of service to which the Bonus and performance relate, and (iv) such criteria are not substantially certain to be met at the time established. See more specific definition in Treas. Reg. 1.409A-1(e).

☒ (f) Cancellation of Deferred Compensation Election For Disability Paragraph 3.5	If this Option is elected, the Plan Sponsor:
	☐	(1)	Mandatory Cancellation. Will cancel the Deferred Compensation Election of an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b).

	☒	(2)	Optional Cancellation. May permit an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b) to cancel his Deferred Compensation Election.

If this Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability.

(g) Rules Relating to “Specified Employee” Delay Subparagraph 9.1(c)	For purposes of applying the 6-month delay required by Section 409A for a Participant who is a “specified employee” (i.e., a “key employee” of any publicly- traded company):

	(1)	Specified Employee Identification Date. Specified employees shall be identified in the following manner: [Check one of the following and complete, if applicable]

		☐	(A) Established By Board Action or Other Document of Plan Sponsor. The identification date and its effective date shall be established by the Plan Sponsor through the document set forth below, which may be an action of its Board or other written document:______________________

[Describe document establishing specified employee identification date]

		☒	(B) Default Dates in Regulations. The identification date shall be December 31 and effective for distributions to be made during the 12-month period beginning on or after the following April 1, as provided in Treas. Reg. 1.409A-1(i).

		☐	(C) Alternative Identification Date. The identification date shall be ___________ (identification date) and effective for distributions to be made during the 12-month period beginning on or after the following _________________ [enter date not later than the first day of the 4th month following the identification date]

The Specified Employee Identification Date must be the same date for all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates.

6

(2)	Compensation to be Used in Determining Specified Employees. Specified employees are (A) the 50 highest paid officers (or if less, the greater of 3 or 10% of employees) with compensation in excess of $175,000 (for 2017) (as adjusted from time to time), (B) 1% owners with compensation in excess of $150,000, or (C) 5% owners. The definition of compensation for this purpose shall be determined in the following manner: [Check one of the following and complete, if applicable]

	☐	(A) Board Action or Other Document of Plan Sponsor. The compensation used to identify specified employees shall be established by the Plan Sponsor though the document set forth below which may be an action of its Board or other written document that applies to all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates. _______________________________________

[Describe document establishing compensation definition]

	☒	(B) VBA Plan. The compensation used to identify specified employees shall be the Total Compensation definition elected under the VBA Plan.

	☐	(C) Alternative Compensation Definition. The compensation used to determine specified employees shall be determined in the following manner ____________________

______________ [Describe the document establishing compensation definition or describe compensation based on an acceptable definition under Section 415 of the Code]

(3)	Payment Rules Following Required Delay Period. Upon the expiration of the required 6-month delay: [Check one of the following]

	☒	(A) Catch-Up Missed Payments. Payments to which a specified employee would otherwise have been entitled during the 6-month delay will be accumulated and paid on the first day of the 7th month following the date of Separation from Service for reasons other than death.

	☐	(B) Each Payment Delayed. Each payment to which a specified employee would otherwise have been entitled during the 6-month delay will be delayed for 6 months.

7

☐ (h) Rules Relating to Final Check of Year	If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began.

If this Option is not elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made.

Any change in election relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed.

5.	EMPLOYER CONTRIBUTIONS.

(a) Employer Contributions Paragraph 4.1	The following contributions by the Employer are elected:

	☐	(1)	None. Employer contributions are not permitted.

	☒	(2)	Employer Non-Elective Contribution.

		(A)	Amount. Each Employer shall make an Employer Non- Elective Contribution for each Plan Year in such amount, if any, which the Employer shall determine.

		☒	(i)	Flexible Formula - Such amount, if any, which the Board of the Employer shall determine by resolution.

		☐	(ii)	Compensation Formula - ______% [Insert percentage] of the Compensation for such Plan Year, plus any additional amount that the Board of the Employer shall determine by resolution.

		☐	(iii)	Fixed Amount - $_________________ [Insert amount], plus any additional amount that the Board of the Employer shall determine by resolution.

		☐	(iv)	Other - ___________________________________

		(B)	Participants Entitled to Employer Non-Elective Contribution. The Employer Non-Elective Contribution shall be allocated to the Employer Non-Elective Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]

8

	☒	(i)	Are employed as Eligible Employees for at least _6____________ [Insert number of months] full calendar months in such Plan Year.

	☐	(ii)	Are Eligible Employees at any time during such Plan Year.

	☒	(iii)	Are Eligible Employees on the last day of such Plan Year.

	☐	(iv)	If they died while Eligible Employees or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]

		☐	(a)	But only if they are employed as an Eligible Employee for at least __________ [Insert number of months] full calendar months in such Plan Year.

		☒	(b)	Regardless of the number of months employed during such Plan Year.

	☐	(v)	Other - :

☒	(3)	Employer Matching Contributions.

	(A)	Amount. Each Employer shall make an Employer Matching Contribution for each Plan Year in an amount equal to the following percentage(s) of each Participant’s Deferral Contribution for such Plan Year [Check one]

	☐	(i)	Straight Percentage - _______% [Insert percentage] of his Compensation contributed to the Plan (up to a maximum of _____% of such Compensation).

	☐	(ii)	Contribution Weighted Percentage - ________% [Insert percentage] of the first________% [Insert percentage] of his Compensation contributed to the Plan and ________% of his Compensation contributed to the Plan (up to a maximum of ________% of such Compensation).

	☒	(iii)	Other - :	any 401(k) match lost due to ADP/ACP contribution
restrictions

9

(B)	Participants Entitled to Employer Matching Contribution. The Employer Matching Contribution shall be allocated to the Employer Matching Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]

☒	(i)	Are employed as an Eligible Employee for at least six (6) [Insert number of months] full calendar months in such Plan Year.

☐	(ii)	Are Eligible Employees at any time during such Plan Year.

☒	(iii)	Are Eligible Employees on the last day of such Plan Year.

☐	(iv)	If they died while an Eligible Employee or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]

☐	(a)	But only if they are employed as an Eligible Employee for at least ______ [Insert number of months] full calendar months in such Plan Year.

☐	(b)	Regardless of the number of months employed during such Plan Year.

☐	(v)	Other - :

6.	VESTING.

(a)	Vesting Schedule Paragraphs 6.2 and 6.3	The following vesting schedule shall apply to the Employer Deferral Account Paragraphs 6.2 and 6.3 [Check one, and complete where applicable]

☒	(1)	Employer Non-Elective Deferral Account. The following vesting schedule shall apply to the Employer Non-Elective Deferral Account [Check one, and complete where applicable

☒

(A) Apply Rules Described in Qualified Plan. A Participant is vested in his Employer Non-Elective Deferral Account under the Plan in the same manner and applying the same rules applicable to employer profit sharing or other non- matching contributions under the following qualified retirement plan maintained by the Employer: VBA Defined Contribution Plan for Village Bank & Trust Financial Corp

10

☐	(B) Always 100% Vested. A Participant shall always have a non-forfeitable right to 100% of his Employer Non- Elective Deferral Account.

☐	(C) Other Applicable Rules. A Participant shall be vested in his Employer Non-Elective Deferral Account in accordance with the following rules: _________________________________

[Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service]

☒	(2)	Employer Matching Deferral Account. The following vesting schedule shall apply to the Employer Matching Deferral Account [Check one, and complete where applicable]

☒	(A) Apply Rules Described in Qualified Plan. A Participant is vested in his Employer Matching Deferral Account under the Plan in the same manner and applying the same rules applicable to matching contributions made under the following qualified retirement plan maintained by the Employer: VBA Defined Contribution Plan for Village Bank and Trust Financial Corp

☐	(B) Always 100% Vested. A Participant shall always have a non-forfeitable right to 100% of his Employer Matching Deferral Account.

☐	(C) Other Applicable Rules. A Participant shall be vested in his Employer Matching Deferral Account in accordance with the following rules: ____________________________________

[Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service]

7.	RETIREMENT DATES.

(a)	Normal Retirement Date Paragraph 8.1	A Participant’s Normal Retirement Date shall be the day the Participant reaches age 65.

(b)	Early Retirement Date Paragraph 8.3	[Select and complete applicable provision(s)]

☒	(1)	None.

☐	(2)	No age requirement.

☐	(3)	Age requirement of _____________ years.

☐	(4)	No service requirement.

☐	(5)	Service requirement of ____________ years of continuous full-time service with the Employer.

11

	(c)	Disability Retirement Date Paragraph 8.4	[Select and complete applicable provision(s)]

				☒	(1)	No age requirement.

				☐	(2)	Age requirement of ________________ years.

				☒	(3)	No service requirement.

				☐	(4)	Service requirement of ________________ years of continuous full-time service with the Employer.

8.	TIME AND FORM OF PAYMENTS.

	(a)	Time of Payment Paragraph 9.1	The Employer Non-Elective Deferral Account shall be paid on the Participant’s Separation from Service. The Benefit Commencement Date for all other benefits will be determined as follows:

			[Check one, and complete where applicable]

			☐	(1)	Selected By Plan Sponsor. The Plan Sponsor selects the following time of payment: [Select one]

				☐	(A)	Normal Retirement Date. The later of the Participant’s Normal Retirement Date under the Plan or his Separation from Service (for reasons other than death).

				☐	(B)	Separation from Service. The Participant’s Separation from Service for whatever reason.

				☐	(C)	Six Months Following Separation from Service. Six months following the Participant’s Separation from Service (for reasons other than death).

					If elected here ☐, the Plan Sponsor elects for payment to be accelerated upon a Change in Control, but only with respect to contributions made after this Adoption Agreement is executed, unless the Plan Sponsor previously made such an election under Option 3(b)(3).

			☒	(2)	Selected By Participant. The date selected by the Participant in accordance with the following:

					(A)	Participant’s Options. The Participant may elect that his Benefit Commencement Date be based on:

					☒	(i) The later of his Normal Retirement Date or his ☒ Separation from Service (for reasons other than death) or ☐ six months following his Separation from Service (for reasons other than death). [Select one]

12

			☒	(ii)	☒ His Separation from Service (for reasons other than death), or [☐] six months following his Separation from Service (for reasons other than death). [Select one]

			☒	(iii)	A date certain stated clearly in his Deferred Compensation Election form which shall be without regard to when his employment with the Employer ends.

			☒	(iv)	The earlier of a date certain or ☒ his Separation from Service (for reasons other than death) or ☐ six months following his Separation from Service (for reasons other than death). [Select one]

			☒	(v)	Change in Control. The Participant may elect to have payment accelerated upon a Change in Control.

(b) Form of Payment to Participant Paragraph 9.2	The Employer Non-Elective Deferral Account shall be paid in a single lump sum. The form of payment to the Participant for all other benefits will be determined as follows: [Check one, and complete where applicable]

	☐	(1)	Selected By Plan Sponsor. The Plan Sponsor selects the following form of payment: [Select one]

		☐	(A) Lump Sum. Deferral Benefits will be paid to the Participant in a single, lump-sum payment.

		☐	(B) Periodic Installments. Deferral Benefits will be paid to the Participant in annual periodic installment payments made over the following period: [Select one]

			☐	(i)	Five (5) years.

			☐	(ii)	Ten (10) years.

			☐	(iii)	Fifteen (15) years.

			☐	(iv)	Twenty (20) years.

	☒	(2)	Selected By Participant. The Participant may elect from among the following forms of payment [Select options to be available to Participants]

		☒	(A)	Lump Sum. Deferral Benefits may be paid to the Participant in a single, lump-sum payment.

13

		☒	(B)	Periodic Installments. Deferral Benefits may be paid to the Participant in annual periodic installment payments made over the following periods:

			☒	(i) Five (5) years.

			☒	(ii) Ten (10) years.

			☒	(iii) Fifteen (15) years.

			☒	(iv) Twenty (20) years.

(c) Form of Payment to Beneficiary Paragraph 9.2	Any unpaid portion of the Employer Non-Elective Deferral Account shall be paid in a single lump sum to the Beneficiary. The form of payment to the Beneficiary for all other unpaid benefits will be determined as follows: [Check one, and complete where applicable]

	☐	(1)	Selected By Plan Sponsor. The Plan Sponsor selects the following form of payment to the Beneficiary: [Select one]

		☐	(A) Lump Sum. Deferral Benefits will be paid to the Beneficiary in a single, lump-sum payment.

		☐	(B) Periodic Installments. Deferral Benefits will be paid to the Beneficiary in annual periodic installment payments made over the following period: [select one]

			☐	(i) Five (5) years.

			☐	(ii) Ten (10) years.

			☐	(iii) Fifteen (15) years.

			☐	(iv) Twenty (20) years.

	☒	(2)	Selected By Participant. The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants]

		☒	(A)	Lump Sum. Deferral Benefits may be paid to the Beneficiary in a single, lump-sum payment.

		☒	(B)	Periodic Installments. Deferral Benefits may be paid to the Beneficiary in annual periodic installment payments made over the following periods:

			☒	(i) Five (5) years.

			☒	(ii) Ten (10) years.

			☒	(iii) Fifteen (15) years.

			☒	(iv) Twenty (20) years.

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9.	HARDSHIP WITHDRAWALS.

	(a)	Availability Generally Paragraph 10.1	A Participant [Check one]

			☐	(1)	Not Permitted. May not make Hardship Withdrawals.

			☒	(2)	Permitted. May make a Hardship Withdrawal for an Unforeseeable Emergency from the following accounts [Check one or more]

					☒	(A)	Employee Deferral Account.

					☐	(B)	Employer Matching Deferral Account.

					☐	(C)	Employer Non-Elective Deferral Account.

					☐	(D)	Predecessor Plan Account.

10.	PARTICIPANT DEEMED INVESTMENT DIRECTION.

	(a)	Availability Generally Paragraph 5.2	A Participant [Check one]

			☐	(1)	Not Permitted. May not make deemed investment directions.

			☒	(2)	Permitted. May make deemed investment directions for the following accounts (“directable accounts”) [Check one or more]

					☒	(A)	Employee Deferral Account.

					☒	(B)	Employer Matching Deferral Account.

					☒	(C)	Employer Non-Elective Deferral Account.

					☐	(D)	Predecessor Plan Account.

	(b)	Permissible Investments	Unless the Plan Sponsor elects a different option below, a Participant’s directable accounts may be invested in the investment funds which are designed to mirror the investment options available under the VBA Plan as adopted by the Plan Sponsor, to the extent legally practical, with alternate funds designated where collective investment funds may not be offered under a nonqualified plan.

			☐	(1)	VBA Plan Plus Company Stock. In addition to the funds available under the VBA Plan, a Company Stock Fund will also be available for directed investment.

			☒	(2)	VBA Plan Without Company Stock. Regardless of whether a Company Stock Fund is available under the VBA Plan, no Company Stock Fund will be available for directed investment.

			☐	(3)	Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment.

15

IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this Adoption Agreement this _____ day of ______, 2 _____.

[Enter Name of Plan Sponsor]

By
Its

[SEAL]

ATTEST:

Its

[Enter Name of Employer]

By
Its

[SEAL]

ATTEST:

Its

[Enter Name of Employer]

By
Its

[SEAL]

ATTEST:

Its

16

#3(a)(3) Attachment to Village Bank NQDC Executive Plan 01/01/2020

Deferred Compensation Plan – Change in Control Definition

For purposes of this Plan, the term “Change in Control” shall mean (i) the acquisition by any “person” or “group” (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Kenneth R. Lehman, the Plan Sponsor, any subsidiary of the Plan Sponsor, or any employee benefit plan of the Plan Sponsor or any Plan Sponsor subsidiary, directly or indirectly, as “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Plan Sponsor representing fifty percent (50%) or more of either the then outstanding shares of common stock or the combined voting power of the then outstanding securities of the Plan Sponsor; (ii) the acquisition by Kenneth R. Lehman, individually or as part of a group, as “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Plan Sponsor representing sixty-six and two-thirds percent (66 2/3%) or more of either the then outstanding shares of common stock or the combined voting power of the then outstanding securities of the Plan Sponsor; (iii) either a majority of the directors of the Plan Sponsor elected at the Plan Sponsor’s most recent annual stockholders meeting shall have been nominated for election other than by or at the direction of the “incumbent directors” of the Plan Sponsor, or the “incumbent directors” shall cease to constitute a majority of the directors of the Plan Sponsor (the term “incumbent director” shall mean any director who was a director of the Plan Sponsor on the Effective Date of the Restatement of the Plan and any individual who becomes a director of the Plan Sponsor subsequent to such Effective Date and who is elected or nominated by or at the direction of at least two-thirds of the then incumbent directors); (iv) the Plan Sponsor consummates a reorganization, merger, share exchange, consolidation or other business combination (a “Reorganization”) with any other “person” or “group” (as defined in Sections 13(d) and 14(d) of the Exchange Act) or affiliate thereof, other than a Reorganization that would result in the outstanding common stock of the Plan Sponsor immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof, at least fifty percent (50%) of the common stock of the Plan Sponsor or such surviving entity or a parent or affiliate thereof outstanding immediately after the Reorganization; or (v) a plan of complete liquidation of the Plan Sponsor or an agreement for the sale or disposition by the Plan Sponsor of all or substantially all of the Plan Sponsor’s assets.